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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2004

CHARLES RIVER ASSOCIATES INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-24049 (Commission File Number)	04-2372210 (I.R.S. Employer Identification No.)
200 Clarendon Street, Boston, Massachusetts 02116 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 425-3000

Item 5.    Other Events and Required FD Disclosure.

On June 15, 2004, Charles River Associates Incorporated issued a press release pursuant to Rule 135c announcing a proposed private offering of convertible senior subordinated debentures. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release dated June 15, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED
By:	/s/ J. PHILLIP COOPER J. Phillip Cooper Executive Vice President and Chief Financial Officer

Date: June 15, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 15, 2004.

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SIGNATURES
EXHIBIT INDEX